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                                                                    Exhibit 10.1

                               AMENDING AGREEMENT

                      ENTERED INTO AS OF FEBRUARY 28, 2002

AMENDING AMENDMENT (the "AMENDMENT ") between Microcell Labs Inc. ("MICROCELL") and OZ Communications Co. ("OZ CANADA") (formerly known as OZ.COM Canada Company and 3044016 Nova Scotia Company).

WHEREAS Microcell and OZ Canada entered into a General Co-operation and Development Agreement dated as of November 8, 2000 (the "AGREEMENT").

WHEREAS Microcell and OZ Canada wish to amend the Agreement.

THE PARTIES HERETO AGREE AS FOLLOWS:

1. Effective as of November 1, 2001, the Agreement is hereby amended as follows:

    1.1 Sections 7.2, 7.3 and 7.7 of the Agreement are hereby deleted. For greater certainty, it is agreed by the parties that Microcell is forever released of its obligation to pay the Minimum Quarterly Charges set forth in Section 7.2, including the Minimum Quarterly Charges of November 15, 2001 and February 15, 2002.

2.  Effective as of the date hereof, the Agreement is hereby amended as follows:

    2.1 All reference to NSCO in the Agreement shall henceforth refer to OZ Canada.

    2.2 Section 3.3 of the Agreement is hereby deleted.

    2.3 Section 5.1 of the Agreement is hereby amended and replaced as follows:

        For OZ Canada with respect to commercial matters ("Commercial Contact"):

        Commercial Contact:  Gilles Lapierre, VP and General Manager OZ Canada
        Business phone:      (514) 390-1333
        Address:             Windsor Station, Room 150
                             1100, de La Gauchetiere West
                             Montreal, Quebec  H3B 2S2
        Fax:                 (514) 390-0011

        With a copy to, for notice given under Section 11:

        Commercial Contact:         Gunnar Thoroddsen, General Counsel
        Business Phone:             +354 535 0000
        Address:                    Snorrabraut 54, 105 Reykjavik, Iceland
        Fax:                        +354 535 0080

    2.4 All Specific Agreements entered into prior to the date hereof are hereby terminated and neither party shall have any right or obligation under any cancelled Specific Agreement.

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IN WITNESS WHEREOF, THE PARTIES HAVE SIGNED IN MONTREAL, PROVINCE OF QUEBEC.

MICROCELL LABS INC.                         OZ COMMUNICATIONS CO.

BY:     /s/ JEAN-MARC FERLAND               BY:    /s/ GILLES LAPIERRE
        ----------------------------               ---------------------------
        NAME:  J. M. FERLAND                       NAME: G. LAPIERRE
        TITLE:  V. P.                              TITLE:  V. P.


        /s/ JOCELYN COTE
        ----------------------------
        JOCELYN COTE
        ASSISTANT SECRETARY